SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 13, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-14)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-14. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-14 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-14 REMIC Pass-Through Certificates.

      On September 27, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 2001) as of September 1, 2001 of $280,978,513.74. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 2001) as of September 1, 2001 of $202,143,956.61 and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 2001) as of September 1, 2001 of $78,834,557.13. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Group I Mortgage Loans and Group II Mortgage Loans as of September 1, 2001 was 480 and 175, respectively. The weighted average interest rates on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans and Group II Mortgage Loans as of September 1, 2001 were 7.380% and 6.974%, respectively. The weighted average remaining terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of September 1, 2001 were 357.93 months and 175.99 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans or the Group II Mortgage Loans were originated prior to July 1, 2000 or January 1, 2001, respectively, or after September 1, 2001. The weighted average original terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of September 1, 2001 were 359.37 and 177.28 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans have scheduled maturities later than September 1, 2031 or September 1, 2016, respectively. Each Group I Mortgage Loan and Group II Mortgage Loan had an original principal balance of not less than $27,890 and $50,000, respectively, nor more than $1,000,000. Group I Mortgage Loans and Group II Mortgage Loans having an aggregate Adjusted Balance of $15,413,509 and $1,592,173, respectively, as of September 1, 2001 had loan-to-value ratios at origination in excess of 80%, and one Mortgage Loan had a loan-to-value ratio in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans and Group II Mortgage Loans as of September 1, 2001 were 71.0% and 60.3%, respectively. No more than $1,851,536 and $2,090,0325, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 99%(2) and 98%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans or of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans.

      At least 98% and 96%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% and 4%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 49% or 79%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans and Group II Mortgage Loans for which additional collateral was pledged, taken as a group:

      1. the number of such Group I Mortgage Loans and Group II Mortgage Loans is 3 each;

      2. such Group I Mortgage Loans and Group II Mortgage Loans have aggregate Adjusted Balances of $647,965 and $1,142,437, respectively;

      3. the weighted average loan-to-value ratios of such Group I Mortgage Loans and Group II Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, are 80% and 78.3%, respectively; and

      4. the weighted average loan-to-value ratios of such Group I Mortgage Loans and Group II Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, are 94.6% and 98.0%, respectively.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.750%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $8,949,612 and $193,194,345, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.752% and 7.409%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 357.72 months and 357.94 months, respectively.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 6.250%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $1,206,818 and $77,627,739, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 6.336% and 6.984%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 177.46 months and 175.97 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of September 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 2                         $634,248

2001                               478                     $201,509,709


Total                              480                     $202,143,957
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               175                      $78,834,557


Total                              175                      $78,834,557
                                   ===                      ===========

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    451                     $190,881,558

Multi-family Dwellings*              3                       $1,384,293

Townhouses                          10                       $4,294,778


Condominium Units (one to four      11                       $3,812,989
stories high)

Condominium Units (over four         1                         $310,930
stories high)

Cooperative Units                    4                       $1,459,409


Total                              480                     $202,143,957
                                   ===                     ============


-----------

*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    165                      $74,672,652

Townhouses                           2                         $912,138

Condominium Units (one to four       3                         $963,523
stories high)

Condominium Units (over four         2                         $835,491
stories high)

Cooperative Units                    3                       $1,450,753


Total                              175                      $78,834,557
                                   ===                      ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           477                     $200,759,664

2-family                             2                         $889,651

3-family                             1                         $494,642


Total                              480                     $202,143,957
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           175                      $78,834,557


Total                              175                      $78,834,557
                                   ===                      ===========

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   2                         $150,533

$150,000 through $199,999            2                         $369,402

$200,000 through $249,999            0                               $0

$250,000 through $299,999           35                      $10,178,546

$300,000 through $349,999          131                      $42,834,427

$350,000 through $399,999           95                      $35,834,835

$400,000 through $449,999           66                      $27,904,448

$450,000 through $499,999           50                      $23,603,269

$500,000 through $549,999           32                      $16,617,674

$550,000 through $599,999           23                      $13,301,918

$600,000 through $649,999           14                       $8,907,860

$650,000 through $699,999           19                      $13,054,965

$700,000 through $749,999            1                         $728,323

$750,000 through $799,999            1                         $770,000

$800,000 through $849,999            5                       $4,144,650

$850,000 through $899,999            2                       $1,797,353

$900,000 through $949,999            1                         $949,312

$950,000 and over                    1                         $996,442


Total                              480                     $202,143,957
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   5                         $380,735

$150,000 through $199,999            0                               $0

$200,000 through $249,999            0                               $0

$250,000 through $299,999           11                       $3,192,031

$300,000 through $349,999           32                      $10,505,688

$350,000 through $399,999           35                      $13,366,537

$400,000 through $449,999           23                       $9,755,571

$450,000 through $499,999           17                       $8,049,917

$500,000 through $549,999           14                       $7,378,411

$550,000 through $599,999            8                       $4,637,001

$600,000 through $649,999           12                       $7,621,300

$650,000 through $699,999            9                       $6,172,580

$700,000 through $749,999            3                       $2,159,608

$750,000 through $799,999            0                               $0

$800,000 through $849,999            1                         $845,055

$850,000 through $899,999            0                               $0

$900,000 through $949,999            3                       $2,770,123

$950,000 through $999,999            0                               $0

$1,000,000 and over                  2                       $2,000,000


Total                              175                      $78,834,557
                                   ===                      ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.500% -  6.500%                     1                         $398,171

6.501% -  7.000%                    41                      $17,739,653

7.001% -  7.500%                   347                     $147,007,262

7.501% -  8.000%                    87                      $35,458,085

8.001% -  8.375%                     4                       $1,540,786


Total                              480                     $202,143,957
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.250% -  6.500%                     5                       $1,900,210

6.501% -  7.000%                   114                      $53,328,505

7.001% -  7.500%                    55                      $23,258,965

7.501% -  7.750%                     1                         $346,877


Total                              175                      $78,834,557
                                   ===                      ===========

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   119                      $55,265,251

65.001% - 75.000%                  110                      $46,288,451

75.001% - 80.000%                  207                      $85,176,745

80.001% - 85.000%                    8                       $2,779,691

85.001% - 90.000%                   31                      $11,181,087

90.001% - 95.000%                    4                       $1,162,982

over 95%                             1                         $289,750



Total                              480                     $202,143,957
                                   ===                     ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                    99                      $47,276,129

65.001% - 75.000%                   35                      $14,939,470

75.001% - 80.000%                   36                      $15,026,785

85.001% - 90.000%                    5                       $1,592,173


Total                              175                      $78,834,557
                                   ===                      ===========

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              2                         $990,417
Arizona                              7                       $2,806,412
California                         138                      $61,081,126
Colorado                            21                       $8,929,276
Connecticut                         13                       $5,512,109
Delaware                             1                         $317,764
District of Columbia                 3                       $1,254,026
Florida                             15                       $5,695,589
Georgia                             26                      $10,665,986
Hawaii                               1                         $505,585
Illinois                            13                       $5,601,042
Indiana                              3                       $1,042,930
Kansas                               1                         $291,783
Kentucky                             1                         $286,811
Louisiana                            1                         $361,461
Maryland                            10                       $3,805,340
Massachusetts                       25                      $10,026,962
Michigan                             2                         $941,600
Minnesota                            3                       $1,512,835
Missouri                             5                       $2,288,835
Montana                              1                         $305,093
Nevada                               2                         $750,345
New Hampshire                        1                         $399,711
New Jersey                          32                      $12,737,753
New York                            53                      $23,101,460
North Carolina                       9                       $3,229,922
Ohio                                 8                       $3,438,464
Oregon                               1                         $359,733
Pennsylvania                         7                       $2,394,713
Rhode Island                         1                         $439,682
South Carolina                       6                       $2,911,687
Tennessee                            5                       $2,173,792
Texas                               22                       $8,916,380
Utah                                 1                         $369,171
Vermont                              1                         $321,367
Virginia                            30                      $12,440,721
Washington                           6                       $2,446,316
Wyoming                              3                       $1,489,758


Total                              480                     $202,143,957
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              1                         $691,838
Arizona                              2                         $922,467
Arkansas                             1                         $431,328
California                          54                      $24,168,398
Colorado                             7                       $3,986,243
Connecticut                          6                       $3,480,867
Florida                              4                       $1,331,844
Georgia                              7                       $2,458,124
Idaho                                1                         $348,896
Illinois                             4                       $1,815,732
Kansas                               1                         $523,344
Louisiana                            1                         $434,278
Maryland                             5                       $2,448,909
Massachusetts                        7                       $2,992,038
Michigan                             2                         $601,836
Mississippi                          1                         $398,738
Missouri                             2                       $1,154,358
Nevada                               1                         $541,499
New Jersey                           8                       $3,941,720
New York                            14                       $5,306,445
North Carolina                      12                       $4,778,489
Oregon                               2                       $1,418,703
Pennsylvania                         2                         $979,865
South Carolina                       2                         $782,835
Tennessee                            6                       $2,633,760
Texas                                9                       $3,987,338
Utah                                 1                         $369,830
Virginia                             8                       $4,063,210
Washington                           3                       $1,516,725
West Virginia                        1                         $324,900


Total                              175                      $78,834,557
                                   ===                      ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 13, 2001